Employee Benefit	12 Months Ended
Dec. 31, 2024
Retirement Benefits [Abstract]
Employee Benefit
21.	EMPLOYEE BENEFIT
As stipulated by the regulations of the PRC, full-time employees of the Group are entitled to various government statutory employee benefit plans, including medical insurance, maternity insurance, workplace injury insurance, unemployment insurance and pension benefits through a PRC government-mandated multi-employer defined contribution plan. The Group is required to make contributions to the plan based on certain percentages of employees’ salaries. The total expenses the Group incurred for the plan were RMB315,179, RMB332,402 and RMB339,200 for the years ended December 31, 2022, 2023 and 2024, respectively, which are recorded in expenses based on the function of employees.